UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03940

Strategic Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/2017

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

Dreyfus Active MidCap Fund

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus Active MidCap Fund

SEMIANNUAL REPORT June 30, 2017

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R  M O R E  I N F O R M AT I O N

Back Cover

Dreyfus Active MidCap Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Active MidCap Fund, covering the six-month period from January 1, 2017 through June 30, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets generally rallied over the first half of 2017 as corporate earnings grew and global economic conditions improved. While the rally was relatively broad-based, U.S. stock market leadership shifted toward larger, growth-oriented companies and away from smaller, economically sensitive companies that had been expected to benefit from a new presidential administration’s stimulative policy proposals. International stocks fared particularly well amid more positive economic data from Europe and the emerging markets. In the bond market, despite short-term interest-rate hikes from the Federal Reserve Board, yields of longer-term U.S. government securities moderated somewhat and prices rose when it became clear that major tax and fiscal reforms would take time and political capital to enact.

The markets’ strong performance has been supported by solid underlying fundamentals, most notably rising corporate profits, a robust labor market, and muted inflation. While we currently expect these favorable conditions to persist over the second half of the year, we remain watchful for economic and political risks that could derail the rallies. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero

Chief Executive Officer

The Dreyfus Corporation

July 17, 2017

DISCUSSION OF FUND PERFORMANCE

For the period from January 1, 2017 through June 30, 2017, as provided by C. Wesley Boggs, William S. Cazalet, CAIA, Ronald P. Gala, CFA, Peter D. Goslin, CFA, and Syed A. Zamil, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended June 30, 2017, Dreyfus Active MidCap Fund’s Class A shares achieved a total return of 5.46%, Class C shares returned 5.00%, Class I shares returned 5.58%, and Class Y shares returned 5.58%.1 In comparison, the fund’s benchmark, the Russell Midcap® Index (the “Index”), achieved a total return of 7.99% for the same period.2

Mid-cap stocks gained ground over the first half of 2017 amid better-than-expected corporate earnings reports and favorable global economic developments. The fund lagged its benchmark, primarily due to shortfalls in the information technology, consumer staples, and utilities sectors.

Effective March 9, 2017, Peter D. Goslin and Syed A. Zamil became portfolio managers for the fund.

The Fund’s Investment Approach

The fund seeks to maximize capital appreciation by investing in midsized companies, as represented by the Index. In pursuing this goal, we apply a systematic, quantitative investment approach designed to identify and exploit relative misvaluations primarily within mid-cap stocks in the U.S. stock market.

We use a proprietary valuation model that identifies and ranks stocks to construct the fund’s portfolio. We construct the fund’s portfolio through a systematic structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure. Within each sector and style subset, the fund overweights the most attractive stocks and underweights or zero weights the stocks that have been ranked least attractive. The fund typically will hold between 100 and 250 securities.

Earnings and Economic Growth Supported Ongoing Rally

Over the first half of 2017, equities generally continued to build on gains achieved during the final months of 2016. Consecutive quarters of better-than-expected corporate earnings and encouraging global economic developments drove the Index to a series of new highs in February and early March. While concerns about the new U.S. presidential administration’s ability to implement its business-friendly policy proposals slowed the pace of the market’s advance in the early spring, mid-cap stocks quickly erased those losses and reached new all-time highs in June.

Nine of the Index’s eleven market sectors produced positive absolute returns during the reporting period, led by the health care and information technology sectors. In contrast, the energy sector was undermined by weakening oil and gas prices, and telecommunication services also posted negative returns during the period.

Fund Strategies Produced Mixed Results

The fund participated significantly in the Index’s gains over the first half of the year, but its relative performance was constrained by some security selection and industry allocation shortfalls. In the information technology sector, underweighted exposure to and disappointing stock picks among semiconductor manufacturers and semiconductor equipment producers weighed on

DISCUSSION OF FUND PERFORMANCE (continued)

results compared to the Index. In addition, the fund’s quantitative security selection process proved relatively ineffective in the consumer staples and utilities sectors.

Among individual holdings, energy exploration-and-production company Cimarex Energy lost considerable value despite relatively strong quarterly earnings reports when investors became concerned that lower oil and gas prices might curtail future drilling activity. Industrial distributor HD Supply Holdings declined when it missed quarterly earnings targets and announced a divestiture that was expected to be dilutive to earnings. Shoes and apparel retailer Foot Locker announced weaker-than-expected earnings and disappointing revenue trends in a challenging retail environment.

On a more positive note, the fund achieved better-than-average results in the health care sector, in part due to overweighted positions in life sciences tools and services companies. In addition, the fund’s holdings in the industrials sector fared relatively well. The top individual performer for the reporting period was medical instruments supplier Mettler-Toledo International, which reported better-than-expected earnings and issued higher future earnings guidance to analysts. Also in the health care sector, managed care company WellCare Health Plans climbed sharply in April and May after a positive earnings surprise. In the consumer discretionary sector, electronics retailer Best Buy also announced earnings that exceeded analysts’ expectations.

A Disciplined Approach to Stock Picking

As of the reporting period’s end, our quantitative models have continued to identify what we believe are attractive investment opportunities across a broad spectrum of mid-cap companies and industry groups. Indeed, recent bouts of volatility have provided opportunities to purchase the stocks of companies ranked highly by our process. When the fund’s holdings reach what we perceive to be fuller valuations, we expect to replace them with high-quality companies that display then-currently attractive valuations in our model. In addition, we continue to maintain a broadly diversified portfolio.

July 17, 2017

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

¹ Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions, in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. —The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Investors cannot invest directly in any index.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Active MidCap Fund from January 1, 2017 to June 30, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.81	$10.06	$4.64	$4.43
Ending value (after expenses)	$1,054.60	$1,050.00	$1,055.80	$1,055.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.71	$9.89	$4.56	$4.36
Ending value (after expenses)	$1,019.14	$1,014.98	$1,020.28	$1,020.48

† Expenses are equal to the fund’s annualized expense ratio of 1.14% for Class A, 1.98% for Class C, .91% for Class I and .87% Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

June 30, 2017 (Unaudited)

Common Stocks - 99.8%	Shares		Value ($)
Automobiles & Components - 2.2%
Lear	67,460		9,584,717
Visteon	42,345	[a]	4,321,731
			13,906,448
Banks - 2.3%
Cathay General Bancorp	125,035		4,745,078
Citizens Financial Group	43,700		1,559,216
First Horizon National	465,240		8,104,481
			14,408,775
Capital Goods - 12.4%
Curtiss-Wright	87,035		7,988,072
Donaldson	62,100		2,828,034
Huntington Ingalls Industries	30,335		5,647,164
Ingersoll-Rand	119,620		10,932,072
Jacobs Engineering Group	144,800		7,875,672
Lennox International	52,200		9,586,008
Oshkosh	126,600		8,720,208
Owens Corning	146,445		9,800,099
Spirit AeroSystems Holdings, Cl. A	147,475		8,544,701
Toro	41,410		2,869,299
United Rentals	15,125	[a]	1,704,739
			76,496,068
Commercial & Professional Services - .2%
MSA Safety	14,300		1,160,731
Consumer Durables & Apparel - 2.5%
Brunswick	148,775		9,332,656
PVH	53,200		6,091,400
			15,424,056
Consumer Services - 1.5%
Darden Restaurants	104,820		9,479,921
Diversified Financials - 7.1%
Affiliated Managers Group	28,660		4,753,548
Ameriprise Financial	57,030		7,259,349
Discover Financial Services	168,600		10,485,234
Eaton Vance	198,700		9,402,484
SEI Investments	43,190		2,322,758
Synchrony Financial	323,780		9,655,120
			43,878,493

Common Stocks - 99.8% (continued)	Shares		Value ($)
Energy - 3.7%
Cimarex Energy	70,400		6,618,304
Devon Energy	106,605		3,408,162
Newfield Exploration	105,170	[a,b]	2,993,138
ONEOK	149,805	[b]	7,813,829
TechnipFMC	67,260	[a]	1,829,472
			22,662,905
Food, Beverage & Tobacco - 5.4%
Campbell Soup	73,140		3,814,251
Conagra Brands	255,250		9,127,740
Hormel Foods	8,055	[b]	274,756
Ingredion	44,085		5,255,373
J.M. Smucker	39,340		4,655,102
Tyson Foods, Cl. A	164,180		10,282,593
			33,409,815
Health Care Equipment & Services - 6.6%
Cerner	23,910	[a]	1,589,298
Cigna	17,985		3,010,509
Halyard Health	30,900	[a]	1,213,752
Hologic	222,980	[a]	10,118,832
Masimo	61,600	[a]	5,616,688
Teleflex	45,825		9,520,602
WellCare Health Plans	53,525	[a]	9,610,949
			40,680,630
Household & Personal Products - 1.6%
Church & Dwight	189,810		9,847,343
Insurance - 3.8%
Everest Re Group	15,800		4,022,522
Hartford Financial Services Group	35,975		1,891,206
Lincoln National	119,795		8,095,746
Unum Group	206,870		9,646,348
			23,655,822
Materials - 6.5%
Celanese, Ser. A	77,885		7,394,402
Crown Holdings	81,645	[a]	4,870,941
Eagle Materials	84,600		7,818,732
Greif, Cl. A	16,200	[b]	903,636
Louisiana-Pacific	86,500	[a]	2,085,515
Nucor	156,365		9,048,843
Owens-Illinois	102,695	[a]	2,456,464

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 99.8% (continued)	Shares		Value ($)
Materials - 6.5% (continued)
Worthington Industries	113,665		5,708,256
			40,286,789
Media - 2.0%
Omnicom Group	101,315		8,399,013
Sirius XM Holdings	744,500	[b]	4,072,415
			12,471,428
Pharmaceuticals, Biotechnology & Life Sciences - 7.1%
Agilent Technologies	125,820		7,462,384
Charles River Laboratories International	38,825	[a]	3,927,149
Mettler-Toledo International	17,125	[a]	10,078,747
PerkinElmer	27,775		1,892,589
Qiagen	171,700	[a]	5,757,101
United Therapeutics	59,300	[a,b]	7,692,989
Waters	11,800	[a]	2,169,312
Zoetis	81,350		5,074,613
			44,054,884
Real Estate - 6.7%
Brixmor Property Group	386,800	[c]	6,915,984
First Industrial Realty Trust	76,000	[c]	2,175,120
GGP	159,415		3,755,817
Host Hotels & Resorts	374,705	[c]	6,845,860
Kilroy Realty	116,825	[c]	8,779,399
Lamar Advertising, Cl. A	86,885	[b,c]	6,392,129
Piedmont Office Realty Trust, Cl. A	21,175	[b,c]	446,369
Prologis	38,780	[c]	2,274,059
Urban Edge Properties	68,900	[c]	1,634,997
Vornado Realty Trust	21,200	[c]	1,990,680
			41,210,414
Retailing - 5.9%
Best Buy	178,030		10,206,460
Big Lots	142,725	[b]	6,893,618
Burlington Stores	93,950	[a]	8,642,460
Foot Locker	113,070		5,572,090
Ross Stores	87,000		5,022,510
			36,337,138
Semiconductors & Semiconductor Equipment - 2.9%
Cirrus Logic	124,100	[a,b]	7,783,552
KLA-Tencor	2,650		242,502

Common Stocks - 99.8% (continued)	Shares		Value ($)
Semiconductors & Semiconductor Equipment - 2.9% (continued)
Lam Research	69,100		9,772,813
			17,798,867
Software & Services - 10.2%
CDK Global	137,000		8,502,220
Citrix Systems	78,235	[a]	6,225,941
DST Systems	43,690		2,695,673
Electronic Arts	42,285	[a]	4,470,370
Fair Isaac	32,500		4,530,825
Fiserv	89,585	[a]	10,959,829
MAXIMUS	127,800		8,004,114
Paychex	47,440		2,701,234
Red Hat	59,605	[a]	5,707,179
VeriSign	99,335	[a]	9,234,182
			63,031,567
Technology Hardware & Equipment - 5.0%
F5 Networks	68,300	[a]	8,678,198
Juniper Networks	322,200		8,982,936
Motorola Solutions	66,460		5,764,740
NCR	186,875	[a]	7,631,975
			31,057,849
Telecommunication Services - 1.2%
CenturyLink	318,755	[b]	7,611,869
Utilities - 3.0%
AES	92,300		1,025,453
Edison International	17,500		1,368,325
FirstEnergy	252,245		7,355,464
MDU Resources Group	328,185		8,598,447
			18,347,689
Total Common Stocks (cost $525,421,057)			617,219,501
Other Investment - .3%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,871,902)	1,871,902	[d]	1,871,902

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral for Securities Loaned - 3.6%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $22,517,263)	22,517,263	[d]	22,517,263
Total Investments (cost $549,810,222)	103.7%		641,608,666
Liabilities, Less Cash and Receivables	(3.7%)		(23,175,230)
Net Assets	100.0%		618,433,436

aNon-income producing security.
b Security, or portion thereof, on loan. At June 30, 2017, the value of the fund’s securities on loan was $38,033,779 and the value of the collateral held by the fund was $38,777,922, consisting of cash collateral of $22,517,263 and U.S. Government & Agency securities valued at $16,260,659.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Capital Goods	12.4
Software & Services	10.2
Pharmaceuticals, Biotechnology & Life Sciences	7.1
Diversified Financials	7.1
Real Estate	6.7
Health Care Equipment & Services	6.6
Materials	6.5
Retailing	5.9
Food, Beverage & Tobacco	5.4
Technology Hardware & Equipment	5.0
Money Market Investments	3.9
Insurance	3.8
Energy	3.7
Utilities	3.0
Semiconductors & Semiconductor Equipment	2.9
Consumer Durables & Apparel	2.5
Banks	2.3
Automobiles & Components	2.2
Media	2.0
Household & Personal Products	1.6
Consumer Services	1.5
Telecommunication Services	1.2
Commercial & Professional Services	.2
103.7

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2017 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $38,033,779)—Note 1(b):
Unaffiliated issuers	525,421,057	617,219,501
Affiliated issuers	24,389,165	24,389,165
Cash		4,581,741
Dividends and securities lending income receivable		599,831
Receivable for shares of Common Stock subscribed		159,415
Prepaid expenses		50,077
		646,999,730
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		549,494
Liability for securities on loan—Note 1(b)		22,517,263
Payable for investment securities purchased		4,485,559
Payable for shares of Common Stock redeemed		895,575
Accrued expenses		118,403
		28,566,294
Net Assets ($)		618,433,436
Composition of Net Assets ($):
Paid-in capital		485,266,750
Accumulated undistributed investment income—net		1,193,475
Accumulated net realized gain (loss) on investments		40,174,767
Accumulated net unrealized appreciation (depreciation) on investments		91,798,444
Net Assets ($)		618,433,436

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	504,194,032	9,557,125	104,681,136	1,143.25
Shares Outstanding	8,109,107	165,199	1,675,226	18.30
Net Asset Value Per Share ($)	62.18	57.85	62.49	62.47

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2017 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	4,428,209
Affiliated issuers	5,640
Income from securities lending—Note 1(b)	19,264
Interest	1,499
Total Income	4,454,612
Expenses:
Management fee—Note 3(a)	2,301,449
Shareholder servicing costs—Note 3(c)	911,950
Registration fees	39,071
Distribution fees—Note 3(b)	38,655
Directors’ fees and expenses—Note 3(d)	31,513
Professional fees	31,312
Prospectus and shareholders’ reports	29,249
Custodian fees—Note 3(c)	25,689
Loan commitment fees—Note 2	7,396
Interest expense—Note 2	439
Miscellaneous	12,094
Total Expenses	3,428,817
Less—reduction in fees due to earnings credits—Note 3(c)	(8,898)
Net Expenses	3,419,919
Investment Income—Net	1,034,693
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	40,197,727
Net unrealized appreciation (depreciation) on investments	(8,333,707)
Net Realized and Unrealized Gain (Loss) on Investments	31,864,020
Net Increase in Net Assets Resulting from Operations	32,898,713

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Operations ($):
Investment income—net	1,034,693	3,440,893
Net realized gain (loss) on investments	40,197,727	5,382,666
Net unrealized appreciation (depreciation) on investments	(8,333,707)	42,534,142
Net Increase (Decrease) in Net Assets Resulting from Operations	32,898,713	51,357,701
Distributions to Shareholders from ($):
Investment income—net:
Class A	(985,075)	(1,585,792)
Class I	(425,229)	(449,344)
Class Y	(6)	(8)
Net realized gain on investments:
Class A	(4,445,129)	(3,734,293)
Class C	(98,356)	(71,200)
Class I	(861,256)	(416,906)
Class Y	(10)	(8)
Total Distributions	(6,815,061)	(6,257,551)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	10,299,090	50,965,261
Class C	491,016	4,266,513
Class I	33,559,974	94,232,680
Distributions reinvested:
Class A	5,056,434	5,019,853
Class C	88,464	63,342
Class I	1,182,095	724,490
Cost of shares redeemed:
Class A	(52,993,717)	(62,668,929)
Class C	(2,253,444)	(1,751,051)
Class I	(14,438,035)	(55,929,840)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(19,008,123)	34,922,319
Total Increase (Decrease) in Net Assets	7,075,529	80,022,469
Net Assets ($):
Beginning of Period	611,357,907	531,335,438
End of Period	618,433,436	611,357,907
Undistributed investment income—net	1,193,475	1,569,092

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Capital Share Transactions (Shares):
Class Aa
Shares sold	166,938	931,820
Shares issued for distributions reinvested	82,675	89,706
Shares redeemed	(861,576)	(1,125,481)
Net Increase (Decrease) in Shares Outstanding	(611,963)	(103,955)
Class C
Shares sold	8,528	84,157
Shares issued for distributions reinvested	1,551	1,243
Shares redeemed	(39,137)	(33,617)
Net Increase (Decrease) in Shares Outstanding	(29,058)	51,783
Class Ia
Shares sold	541,619	1,697,823
Shares issued for distributions reinvested	19,243	12,587
Shares redeemed	(232,864)	(997,561)
Net Increase (Decrease) in Shares Outstanding	327,998	712,849

[a]During the period ended June 30, 2017, 1,201 Class A shares representing $74,977 were exchanged for 1,195 Class I shares and during the period ended December 31, 2016, 241 Class A shares representing $13,472 were exchanged for 239 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended June 30, 2017
		Year Ended December 31,
Class A Shares	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	59.60	55.36	56.12	49.11	36.47	31.08
Investment Operations:
Investment income—net[a]	.09	.33	.33	.15	.29	.41
Net realized and unrealized gain (loss) on investments	3.15	4.51	.64	7.01	12.65	5.41
Total from Investment Operations	3.24	4.84	.97	7.16	12.94	5.82
Distributions:
Dividends from investment income—net	(.12)	(.18)	(.33)	(.15)	(.30)	(.43)
Dividends from net realized gain on investments	(.54)	(.42)	(1.40)	-	-	-
Total Distributions	(.66)	(.60)	(1.73)	(.15)	(.30)	(.43)
Net asset value, end of period	62.18	59.60	55.36	56.12	49.11	36.47
Total Return (%)[b]	5.46[c]	8.81	1.69	14.58	35.50	18.74
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.14[d]	1.14	1.13	1.15	1.15	1.20
Ratio of net expenses to average net assets	1.14[d]	1.14	1.13	1.14	1.15	1.20
Ratio of net investment income to average net assets	.31[d]	.59	.57	.28	.68	1.19
Portfolio Turnover Rate	35.67[c]	60.22	60.96	73.99	74.57	68.84
Net Assets, end of period ($ x 1,000)	504,194	519,763	488,571	491,786	457,146	364,625

a Based on average shares outstanding.
b Exclusive of sales charge.
c Not annualized.

d Annualized.
See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended June 30, 2017
		Year Ended December 31,
Class C Shares	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	55.61	51.97	52.92	46.57	34.67	29.51
Investment Operations:
Investment income (loss)—net[a]	(.15)	(.12)	(.14)	(.28)	(.06)	.08
Net realized and unrealized gain (loss) on investments	2.93	4.18	.59	6.63	11.96	5.15
Total from Investment Operations	2.78	4.06	.45	6.35	11.90	5.23
Distributions:
Dividends from investment income—net	-	-	-	-	-	(.07)
Dividends from net realized gain on investments	(.54)	(.42)	(1.40)	-	-	-
Total Distributions	(.54)	(.42)	(1.40)	-	-	(.07)
Net asset value, end of period	57.85	55.61	51.97	52.92	46.57	34.67
Total Return (%)[b]	5.00[c]	7.90	.82	13.64	34.32	17.69
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.98[d]	1.99	1.98	2.01	2.04	2.07
Ratio of net expenses to average net assets	1.98[d]	1.99	1.98	2.00	2.00	2.07
Ratio of net investment income (loss) to average net assets	(.54)[d]	(.24)	(.26)	(.57)	(.16)	.23
Portfolio Turnover Rate	35.67[c]	60.22	60.96	73.99	74.57	68.84
Net Assets, end of period ($ x 1,000)	9,557	10,803	7,405	5,380	4,597	4,730

a Based on average shares outstanding.
b Exclusive of sales charge.
c Not annualized.
d Annualized.
See notes to financial statements.

	Six Months Ended June 30, 2017
		Year Ended December 31,
Class I Shares	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	59.97	55.74	56.67	49.65	36.92	31.47
Investment Operations:
Investment income—net[a]	.17	.49	.52	.26	.36	.48
Net realized and unrealized gain (loss) on investments	3.16	4.50	.57	7.10	12.81	5.48
Total from Investment Operations	3.33	4.99	1.09	7.36	13.17	5.96
Distributions:
Dividends from investment income—net	(.27)	(.34)	(.62)	(.34)	(.44)	(.51)
Dividends from net realized gain on investments	(.54)	(.42)	(1.40)	-	-	-
Total Distributions	(.81)	(.76)	(2.02)	(.34)	(.44)	(.51)
Net asset value, end of period	62.49	59.97	55.74	56.67	49.65	36.92
Total Return (%)	5.58[b]	9.02	1.88	14.84	35.73	18.94
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.91[c]	.94	.93	.94	.95	1.04
Ratio of net expenses to average net assets	.91[c]	.94	.93	.94	.95	1.04
Ratio of net investment income to average net assets	.57[c]	.85	.92	.50	.80	1.36
Portfolio Turnover Rate	35.67[b]	60.22	60.96	73.99	74.57	68.84
Net Assets, end of period ($ x 1,000)	104,681	80,790	35,359	7,617	5,256	3,380

a Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended June 30, 2017
		Year Ended December 31,
Class Y Shares	(Unaudited)	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	60.00	55.74	54.64
Investment Operations:
Investment income—net	.18	.53	.24
Net realized and unrealized gain (loss) on investments	3.14	4.56	2.76
Total from Investment Operations	3.32	5.09	3.00
Distributions:
Dividends from investment income—net	(.31)	(.41)	(.50)
Dividends from net realized gain on investments	(.54)	(.42)	(1.40)
Total Distributions	(.85)	(.83)	(1.90)
Net asset value, end of period	62.47	60.00	55.74
Total Return (%)	5.58[b]	9.18	5.46[b]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.87[c]	.78	.79[c]
Ratio of net expenses to average net assets	.87[c]	.78	.79[c]
Ratio of net investment income to average net assets	.58[c]	.98	1.25[c]
Portfolio Turnover Rate	35.67[b]	60.22	60.96
Net Assets, end of period ($ x 1,000)	1	1	1

a From September 1, 2015 (commencement of initial offering) to December 31, 2015.
b Not annualized.
c Annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Active MidCap Fund (the “fund”) is a separate diversified series of Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek to maximize capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase. The fund’s authorized shares were increased from 170 million to 270 million and 100 million Class T shares were authorized.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 270 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (40 million shares authorized), Class C (15 million shares authorized), Class I (15 million shares authorized), Class T (100 million shares authorized) and Class Y (100 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of June 30, 2017, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class Y shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a summary of the inputs used as of June 30, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	609,632,928	-	-	609,632,928
Equity Securities - Foreign Common Stocks†	7,586,573	-	-	7,586,573
Registered Investment Companies	24,389,165	-	-	24,389,165

† See Statement of Investments for additional detailed categorizations.

At June 30, 2017, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2017, The Bank of New York Mellon earned $4,429 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended June 30, 2017 were as follows:

Affiliated Investment Company	Value 12/31/2016 ($)	Purchases ($)	Sales ($)	Value 6/30/2017 ($)	Net Assets (%)
Dreyfus Institutional Preferred Government Plus Money Market Fund	2,315,125	28,328,586	28,771,809	1,871,902.3
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	25,320,016	58,967,442	61,770,195	22,517,263	3.6
Total	27,635,141	87,296,028	90,542,004	24,389,165	3.9

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2017, the fund did not incur any interest or penalties.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Each tax year in the three-year period ended December 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2016 was as follows: ordinary income $2,035,144 and long-term capital gains $4,222,407. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2017, was approximately $54,700 with a related weighted average annualized interest rate of 1.62%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended June 30, 2017, the Distributor retained $4,706 from commissions earned on sales of the fund’s Class A shares and $3,723 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended June 30, 2017, Class C shares were charged $38,655 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2017, Class A and Class C shares were charged $632,975 and $12,885, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2017, the fund was charged $107,829 for transfer agency services and $8,898 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $8,898.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2017, the fund was charged $25,689 pursuant to the custody agreement.

During the period ended June 30, 2017, the fund was charged $5,598 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $382,695, Distribution Plan fees $6,049, Shareholder Services Plan fees $106,166, custodian fees $12,000, Chief Compliance Officer fees $2,802 and transfer agency fees $39,782.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2017, amounted to $219,906,441 and $243,626,551, respectively.

At June 30, 2017, accumulated net unrealized appreciation on investments was $91,798,444, consisting of $109,038,206 gross unrealized appreciation and $17,239,762 gross unrealized depreciation.

At June 30, 2017, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”). The cases allege that Tribune took on billions of dollars of debt in the LBO to purchase its own stock from shareholders at $34 per share. The LBO was executed in a two-step transaction: shares were repurchased by Tribune in a tender offer in June 2007 and then in a go-private merger in December 2007. In 2008, approximately one year after the LBO was concluded, Tribune filed for bankruptcy protection under Chapter 11. Thereafter, in approximately June 2011, certain Tribune creditors filed dozens of complaints in various courts throughout the country alleging that the payments made to shareholders in the LBO were “fraudulent conveyances” under state and/or federal law, and that the shareholders must return the payments they received for their shares to satisfy the plaintiffs’ unpaid claims. These cases were consolidated for coordinated pre-trial proceedings in a multi-district litigation in the United States District Court for the Southern District of New York titled In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS) (“Tribune MDL”)).

In addition, there was a case pending in United States Bankruptcy Court for the District of Delaware brought by the Unsecured Creditors Committee of the Tribune Company that has since been transferred to the Tribune MDL (formerly The Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, et al., Bankr. D. Del. Adv. Pro. No. 10-54010 (KJC)) (“FitzSimons case”). The case was originally filed on November 1, 2010. In a Fourth Amended Complaint filed in November 2012, among other claims, the Creditors Committee sought recovery under the Bankruptcy Code for alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, and a defendants’ class of all shareholders who tendered their Tribune stock in the LBO and received cash in exchange. There were 35 other counts in the Fourth Amended Complaint that did not relate to claims against Shareholder Defendants, but instead were brought against parties directly involved in approval or execution of the leveraged buyout. On January 10, 2013, pursuant to the Tribune bankruptcy plan, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust, became the successor plaintiff to the Creditors Committee in this case. The case is now proceeding as: Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, et al., S.D.N.Y. No. 12-cv-2652 (RJS). On August 1, 2013, the plaintiff filed a Fifth Amended Complaint with the Court. The Fifth Amended Complaint contains more detailed allegations regarding the steps Tribune took in consideration and execution of the LBO, but did not change the legal basis for the claim previously alleged against the Shareholder Defendants.

On November 6, 2012, a motion to dismiss was filed in the Tribune MDL that applied to most, but not all, of the cases in the Tribune MDL. On September 23, 2013 Judge Sullivan granted the motion to dismiss on standing grounds, after rejecting defendants’ preemption arguments. By granting the motion, Judge Sullivan dismissed nearly 50 cases in the Tribune MDL. The fund was a defendant in at least one of the dismissed cases. The motion had no effect on the FitzSimons case, which had been stayed.

On September 30, 2013, plaintiffs appealed the motion to dismiss decision to the U.S. Court of Appeals for the Second Circuit. On October 28, 2013, certain defendants cross-appealed from Judge Sullivan’s decision, seeking review of the arguments that Judge Sullivan rejected in his decision. On March 29, 2016, the Second Circuit issued its decision on the appeal and cross-appeal. A panel of three judges unanimously affirmed the dismissal on the ground that the plaintiffs’ claims were preempted by section 546(e) of the Bankruptcy Code. On April 12, 2016, the plaintiffs/appellants filed a petition with the Second Circuit requesting rehearing of the appeal by the same panel of judges and/or rehearing en banc by all judges on the Second Circuit. On July 22, 2016, the Second Circuit denied both requests for rehearing. On September 9, 2016, Plaintiffs filed a petition for certiorari with the U.S. Supreme Court. A brief in opposition to the petition was filed on behalf of defendants on October 24, 2016. Plaintiffs filed a reply brief on November 4, 2016. As of July 24, 2017, the Supreme Court had not ruled on the petition.

In the FitzSimons case, a “global” motion to dismiss the fraudulent transfer claim asserted against the Shareholder Defendants, which applies equally to

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

all Shareholder Defendants including the fund, was filed on May 23, 2014 and briefing was completed in July 2014. On January 9, 2017, Judge Sullivan entered an order granting the “global” motion and dismissing the claim against all the Shareholder Defendants. On February 2, 2017, the plaintiff filed a request to seek leave to appeal with the court. On February 23, 2017, the Court entered an order stating that it would permit the Plaintiff to make an interlocutory appeal of the dismissal of the claim, but only after the Court decided other pending motions to dismiss that do not involve the Shareholder Defendants. As of July 24, 2017, the Court had not decided those other motions.

At this stage in the proceedings, it is not possible to assess with any reasonable certainty the probable outcomes of the pending litigations. Consequently, at this time, management is unable to estimate the possible loss that may result.

NOTES

For More Information

Dreyfus Active MidCap Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols: Class A: DNLDX Class C:DNLCX Class I: DNLRX Class Y: DNLYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0085SA0617

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Funds, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date:	August 23, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date:	August 23, 2017

By: /s/ James Windels
James Windels Treasurer
Date:	August 23, 2017

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)